UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Thrivent Mutual Funds

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

THRIVENT MUTUAL FUNDS - WO#26694 - TOUCH-TONE TELEPHONE VOTING SCRIPT

BOOK -1	** Proxy **	IVR Revised 06-15-15
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.

Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

THE SHAREHOLDER WILL HEAR THE FOLLOWING:

“Okay, you’ll be voting your proxy for shares in Thrivent Mutual Funds The Board Recommends a vote “FOR” all proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again…”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your proxy card or meeting notice in front of you to follow along. Okay, let’s begin…”

MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH APPLICABLE PROPOSAL:

“PROPOSAL 1:  To vote FOR ALL nominees, Press 1; To WITHHOLD your vote from all nominees, press 2; Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

“Okay, voting withhold on all nominees”

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

“PROPOSAL 2:  [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows…” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER VOTING INSTRUCTION CARD, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Thrivent Aggressive Allocation Fund	Thrivent Mid Cap Growth Fund
Thrivent Moderately Aggressive Allocation Fund	Thrivent Partner Mid Cap Value Fund
Thrivent Moderate Allocation Fund	Thrivent Mid Cap Stock Fund
Thrivent Moderately Conservative Allocation Fund	Thrivent Partner Worldwide Allocation Fund
Thrivent Growth and Income Plus Fund	Thrivent Large Cap Growth Fund
Thrivent Balanced Income Plus Fund	Thrivent Large Cap Value Fund
Thrivent Diversified Income Plus Fund	Thrivent Large Cap Stock Fund
Thrivent Opportunity Income Plus Fund	Thrivent High Yield Fund
Thrivent Natural Resources Fund	Thrivent Income Fund
Thrivent Partner Emerging Markets Equity Fund	Thrivent Municipal Bond Fund
Thrivent Partner Small Cap Growth Fund	Thrivent Government Bond Fund
Thrivent Partner Small Cap Value Fund	Thrivent Limited Maturity Bond Fund
Thrivent Small Cap Stock Fund	Thrivent Money Market Fund

Special Meeting of Shareholders

August 14, 2015

Urgent Request

PLEASE SUBMIT YOUR VOTE TODAY!

Dear Shareholder:

We recently sent proxy materials regarding the Special Meeting of Shareholders scheduled for August 14, 2015 at 9:00 a.m. Central Time. To date, our records indicate that we have not yet received your vote. If you have already voted, please disregard this notice and thank you.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote “FOR” the proposals. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

If you have any questions regarding the proposals, or need duplicate proxy materials, please contact Computershare Fund Services at 1-866-865-3843. Representatives are available Monday through Friday from 9:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. A copy of the proxy statement is also available on Computershare’s website at www.proxy-direct.com/thr-26694.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.

Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Speaking to a Proxy Specialist.

Call 1-866-865-3843 to speak to a live proxy specialist. We can answer your questions and record your vote.

4. By Mail.

Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

5. Attend the Special Meeting of Shareholders on August 14, 2015.

Please try to utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!

Thrivent Aggressive Allocation Fund, Thrivent Mid Cap Growth Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Moderate Allocation Fund, Thrivent Mid Cap Stock Fund

Thrivent Moderately Conservative Allocation Fund, Thrivent Partner Worldwide Allocation Fund,

Thrivent Growth and Income Plus Fund, Thrivent Large Cap Growth Fund, Thrivent Balanced Income Plus Fund, Thrivent Large Cap Value Fund, Thrivent Diversified Income Plus Fund, Thrivent Large Cap Stock Fund,

Thrivent Opportunity Income Plus Fund, Thrivent High Yield Fund, Thrivent Natural Resources Fund,

Thrivent Income Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Municipal Bond Fund,

Thrivent Partner Small Cap Growth Fund, Thrivent Government Bond Fund, Thrivent Partner Small Cap Value Fund, Thrivent Limited Maturity Bond Fund, Thrivent Small Cap Stock Fund, Thrivent Money Market Fund

Special Meeting of Shareholders

August 14, 2015

IMPORTANT NOTICE:

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting your fund, which will be considered at a Special Meeting of Shareholders on Friday, August 14, 2015 at 9:00 am. This letter was sent because you held shares in the fund on the record date and we have not yet received your vote.

YOUR FUND’S BOARD RECOMMENDS YOU VOTE “FOR” THE PROPOSALS

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY COMMUNICATIONS WITH SHAREHOLDERS AND ELIMINATES PHONE CALLS

For you convenience, please utilize any of the following methods to submit your vote:

1.	VOTE ONLINE

Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3.	VOTE BY MAIL

Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

4.	SPEAK WITH A PROXY SPECIALIST

Call 1-866-865-3843 to speak to a live proxy specialist. We can answer your questions and record your vote.

The proxy materials we sent you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. If you have any questions regarding the proposal, or need assistance with voting, you may call Computershare Fund Services, the fund’s proxy solicitor, toll free at 1-866-865-3843. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. A copy of the Proxy Statement/Prospectus is available at www.proxy-direct.com/thr-26694.

CFS Only Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >. Use Alternate Scripting (trust, custodian) if appropriate
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming < Fund Family Name > shareholder meeting. Is < SH Full Name > available?
If yes
If no
Is there a better time to reach them?
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH: I see you have additional investments with the < Fund Family >. Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by> Would you like to vote along with the recommendations of the Board?
Vote direction is given
SH Declines to Vote after rebuttals
Thank you. I am recording a < For / Against / Abstain > vote on your < Fund Family name > investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< If appropriate >
We can be reached at < Campaign Toll Free Number > and are available weekdays between 9am and 11 EST and between < noon > and < 6pm > EST on Saturday.
Thank you for your time. Have a great < day / evening >.
For BEN Shareholders Only: Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If Households for additional SHs: Thank you. I see that < Other SH Name > also holds an investment. May I speak to them?
If yes
If no